Consent of Oppenheim & Ostrick, CPAs

                       SECURITIES AND EXCHANGE COMMISSION
                              450 5th Street, N.W.
                             Washington, D.C. 20549

Gentlemen:

         We have read and agree with the comments in Item 4 of the Form 8-K of Houston Operating Company dated April 16, 2001.

                                          Oppenheim & Ostrick, CPAs


                                          /s/ Oppenheim & Ostrick
                                          --------------------------------------

Culver City, California